                        ANNUAL REPORT / OCTOBER 31 2000

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                          ALL IN A CROWD BY DIANA ONG

          ONG'S VIVID WATERCOLOR EVOKES THE ENERGY AND OPTIMISM OF THE

          BABY-BOOM GENERATION. WITH THEIR DRIVE AND INNOVATION, THIS

           GENERATION DOMINATES THE ECONOMY AND MAY PROPEL THE STOCK

                          MARKET FOR THE NEXT DECADE.

                     -------------------------------------

AIM Dent Demographic Trends Fund is for shareholders who seek long-term growth of capital.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Dent Demographic Trends Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average total returns as of the close of the reporting period are shown in a table on the performance history page that follows. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, 42.32%; inception (6/7/99), 42.01%. Class B shares, one year, 44.77%; inception (6/7/99),
    44.59%. Class C shares, one year, 48.77%; inception (6/7/99), 47.29%.
o Harry S. Dent's stock-market scenario for the coming decade, which is based on historical data, represents his opinion. Unforeseen events such as rising inflation, declining productivity, irregular spending and savings patterns, and other social, political and economic uncertainty could affect corporate earnings and the stock market, negatively altering Mr. Dent's view.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns are attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Russell 3000 Index represents the performance of the broad market.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
    [PHOTO OF       I feel privileged to succeed Ted Bauer, who recently retired
     Robert H.      from the funds' board and will soon retire as A I M
     Graham         Management Group's chairman after a long, successful career
  APPEARS HERE]     in the investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                     -------------------------------------

                                   THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


DEMOGRAPHIC SECTOR SELECTION BOOSTS FUND PERFORMANCE


VOLATILITY BECAME QUITE PRONOUNCED IN THE MARKET DURING THE PAST YEAR. HOW DID AIM DENT DEMOGRAPHIC TRENDS FUND PERFORM?
Even with the uncertain stock-market environment, AIM Dent Demographic Trends Fund continued its excellent performance. For the fiscal year ended October 31, 2000, the fund posted total returns of 26.85% for Class A shares, 26.01% for Class B shares and 26.01% for Class C shares. (These returns are at net asset value, which does not include sales charges.) The fund outperformed the Russell 3000 Index, which had a return of 9.63% for the reporting period. Net assets in the fund skyrocketed from $393 million to $1.7 billion during the fiscal year.
    AIM Dent Demographic Trends Fund's performance for the fiscal year ended October 31 includes gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the fiscal year. More recently, the fund's performance has been affected by the technology sector sell-off and other market difficulties.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PAST 12 MONTHS?
Markets rallied strongly during the first half of the fiscal year, but experienced a choppy, downward trend in the second half. In late 1999 and early 2000, technology stocks led the surge, with the tech-laden Nasdaq soaring to record levels well into March. However, investor concern about possible overvaluations sparked a sharp tech sell-off late in the month. Investors were also concerned that the Federal Reserve Board (the Fed) would keep raising interest rates to slow torrid economic growth and to contain inflation. The ensuing sell-off affected nearly every stock-market sector in April and caused severe market volatility.
    Amid mounting evidence that economic growth was slowing, markets rallied in May and June at the prospect of no more Fed rate hikes. Indeed, the Fed left interest rates unchanged for the rest of the fiscal year. However, in late summer and early fall, a combination of rising oil prices, unrest in the Middle East and concern about corporate earnings created another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro negatively affected profit margins.
    Major market indexes such as the S&P 500 and the Nasdaq peaked fairly early in 2000, and as of the close of the fiscal year they had not regained those levels. Even so, most market indexes recorded gains for the 12-month reporting period. After tech stocks faded, stocks in several other sectors--including health care, financial services, energy and utilities--posted healthy gains. Mid-cap stocks outperformed large- and small-cap stocks. And while growth stocks (those perceived to have above-average growth potential) outperformed value stocks (those perceived to be undervalued relative to the broader market) during the first half of the year, value made a comeback in the second half, leaving growth behind.

HOW DID YOU MANAGE THE FUND AGAINST THIS BACKDROP?
We continued to focus on market sectors that we expect to benefit from such current and future demographic trends as
o  consumer spending
o  saving and investing
o  the use of new and more numerous health-care products
o  the technological structure that supports products and services

Currently, the sectors that we think stand to benefit most from these trends are technology, financials and health care, because these are the areas on which we think the lifestyle habits of baby boomers--a major segment of the population--will have the most impact.

================================================================================

FUND PERFORMANCE

GROWTH OF NET ASSETS

10/31/99-10/31/00
================================================================================
10/31/99            $393 MILLION

10/31/00            $1.7 BILLION
================================================================================


FUND BEATS RUSSELL 3000 INDEX

Total returns for the fiscal year ended
10/31/00, excluding sales charges
================================================================================
FUND CLASS A SHARES                26.85%

FUND CLASS B SHARES                26.01%

FUND CLASS C SHARES                26.01%

RUSSELL 3000 INDEX                  9.63%
================================================================================

          See important fund and index disclosures inside front cover.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

   As of the end of the fiscal year, technology holdings made up about 49% of the portfolio, with financials at about 21% and health-care stocks at around 16%. Consumer cyclicals, especially retail companies, were hurt by a general trend of decreasing consumer spending, so the fund's retail exposure was reduced as this area continued to struggle.
   As a flex-cap fund, while we are able to buy stocks in any market-cap range for the portfolio, we are currently focusing on mid- and large-cap stocks. The fund's exposure to mid-cap stocks helped its performance.

HOW DID SECTOR SELECTION AFFECT THE FUND'S PERFORMANCE?
The fund's financial and health-care holdings proved to be beneficial to performance because as tech stocks fell out of favor, investors fled to stocks perceived as more earnings-stable than tech, which included financials and health care. The fund was well positioned to take advantage of this shift, particularly in financials, where we increased our weighting from a year ago by adding to positions with more earnings-growth potential.
    Even though tech stocks have taken a beating in 2000, we continued to find good growth prospects in this sector. Because stock selection is so important in a volatile market, we focused on tech stocks with solid earnings-growth potential, selecting those companies that provide the infrastructure for growth in technological advancements and focusing on those that provide exposure to portions of the tech sector affected by consumer spending.

WHAT WERE SOME HOLDINGS YOU FAVORED?
Among our financial holdings were Citigroup, American International Group (AIG) and Merrill Lynch. Citigroup, the country's largest financial-services company, posted a 27% increase in third-quarter earnings over the same period last year.
    The world's largest insurer by market value, AIG reported especially good results in its financial-services and asset-management businesses. And Merrill Lynch, the world's top brokerage company, easily beat analysts' estimates on the strength of record asset management and service fees.
    In health care, pharmaceutical giant Pfizer, which earlier this year merged with Warner-Lambert, continued to be a standout performer for the fund. The company reported a 30% jump in third-quarter profits over the previous year as sales of its top drugs posted strong gains.
    Technology stocks that we liked included Brocade Communications Systems and Cisco Systems. Brocade makes fiber channel switches that allow customers to connect their servers to external storage, creating a storage-area network. The company's revenue shot up 360% over the previous year. Cisco makes computer-networking equipment--switches and routers for the Internet infrastructure.

WHAT IS YOUR NEAR-TERM OUTLOOK?
The economic climate appeared favorable for stocks at the close of the reporting period despite often-extreme market volatility. The nation's unemployment rate had fallen to its lowest level in three decades. Consumer spending, down for much of the second half of the fiscal year, started to pick up again. And inflation was moderate, despite higher oil prices.
    Perhaps most importantly, corporate profit growth, while declining for some, was still impressive for many companies. However, because of a degree of uncertainty surrounding near-term economic trends and international developments, markets may continue to be volatile. Investors would be wise to maintain a long-term perspective in such an environment.

================================================================================

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

===========================================================================================================
TOP 10 EQUITY HOLDINGS                                TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------
  1. VERITAS Software Corp.                  4.99%      1. Computers (Software & Services)           14.43%
  2. Pfizer Inc.                             3.88       2. Electronics (Semiconductors)              10.21
  3. Chase Manhattan Corp. (The)             3.30       3. Investment Banking/Brokerage               8.42
  4. Cisco Systems, Inc.                     3.28       4. Health Care (Drugs-Major Pharmaceuticals)  6.41
  5. Brocade Communications Systems, Inc.    3.03       5. Communications Equipment                   6.10
  6. Morgan Stanley Dean Witter & Co.        2.98       6. Computers (Networking)                     5.26
  7. Citigroup Inc.                          2.59       7. Computers (Peripherals)                    5.20
  8. American International Group, Inc.      2.39       8. Financial (Diversified)                    4.21
  9. Schwab (Charles) Corp. (The)            2.29       9. Health Care (Medical Products & Supplies)  3.49
 10. PE Corp.-PE Biosystems Group            2.20      10. Banks (Money Center)                       3.30

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===========================================================================================================

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                 available--electronic delivery of fund reports

                 and prospectuses. Soon, you can read the same

                  AIM report you are reading now--online. Once

                you sign up for the service, we will send you a

                link to the report via e-mail. If you choose to

               receive your reports online, you will not receive

                    a hard copy by mail. You may cancel the

                 service at any time by visiting our Web site.

                          Please visit our Web site at

                      www.aimfunds.com and go to "Your AIM

                 Account." Log into your account and then click

                  on the "View Other Account Options" dropdown

                          menu and select "eDelivery."

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM DENT DEMOGRAPHIC TRENDS FUND VS. BENCHMARK INDEX

6/7/99-10/31/00

in thousands
================================================================================
DATE     CLASS C SHARES  CLASS B SHARES     CLASS A SHARES    RUSSELL 3000 INDEX
--------------------------------------------------------------------------------
6/99          10000           10000              9452              10000
8/99          11100           11100              10501             10071
11/99         13290           13290              12599             10721
2/00          16890           16900              16040             11059
5/00          14550           14550              13837             11182
8/00          17690           17700              16862             12149
10/00         15260           14860              14556             11433

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to this benchmark over the period 6/7/99-10/31/00. (Please note that performance results for the Russell 3000 Index are for the period 5/31/99-10/31/00.)
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 3000 Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (6/7/99)                30.75%
  1 Year                            19.84*
  *26.85% excluding sales charges

CLASS B SHARES
  Inception (6/7/99)                32.70%
  1 Year                            21.01*
  *26.01% excluding CDSC

CLASS C SHARES
  Inception (6/7/99)                35.24%
  1 Year                            25.01*
  *26.01% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses. For fund performance calculations and a description of the index on this page, please see the inside front cover.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                        ANNUAL REPORT / FOR CONSIDERATION

                         CHOOSE YOUR INVESTMENT PALETTE

[ART WORK]

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.

    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.

[ART WORK]

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                        ANNUAL REPORT / FOR CONSIDERATION

   Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
   International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

--------------------------------------------------------------------------------
TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.
--------------------------------------------------------------------------------
(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.

(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                        AIM DENT DEMOGRAPHIC TRENDS FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-95.01%

BANKS (MONEY CENTER)-3.30%

Chase Manhattan Corp. (The)          1,250,000   $   56,875,000
===============================================================

BANKS (REGIONAL)-1.37%

Dah Sing Financial Group (Hong
  Kong)                              2,550,000       10,953,327
---------------------------------------------------------------
Silicon Valley Bancshares(a)           275,000       12,718,750
===============================================================
                                                     23,672,077
===============================================================

BIOTECHNOLOGY-3.27%

Amgen Inc.(a)                          450,000       26,071,875
---------------------------------------------------------------
Celgene Corp.(a)                       150,000        9,656,250
---------------------------------------------------------------
Millennium Pharmaceuticals,
  Inc.(a)                              100,000        7,256,250
---------------------------------------------------------------
Protein Design Labs, Inc.(a)           100,000       13,507,812
===============================================================
                                                     56,492,187
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.29%

AT&T Corp.-Liberty Media
  Corp.-Class A                        750,000       13,500,000
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                                 200,000        8,812,500
===============================================================
                                                     22,312,500
===============================================================

COMMUNICATIONS EQUIPMENT-6.10%

Comverse Technology, Inc.(a)           300,000       33,525,000
---------------------------------------------------------------
Nortel Networks Corp. (Canada)         750,000       34,125,000
---------------------------------------------------------------
Redback Networks Inc.(a)               250,000       26,609,375
---------------------------------------------------------------
UTStarcom, Inc.(a)                     550,000       11,000,000
===============================================================
                                                    105,259,375
===============================================================

COMPUTERS (HARDWARE)-2.74%

McDATA Corp.-Class B(a)                 50,000        4,167,969
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              275,000       30,490,625
---------------------------------------------------------------
Sycamore Networks, Inc.(a)             200,000       12,650,000
===============================================================
                                                     47,308,594
===============================================================

COMPUTERS (NETWORKING)-5.26%

Cisco Systems, Inc.(a)               1,050,000       56,568,750
---------------------------------------------------------------
Juniper Networks, Inc.(a)              175,000       34,125,000
===============================================================
                                                     90,693,750
===============================================================

COMPUTERS (PERIPHERALS)-5.20%

Brocade Communications Systems,
  Inc.(a)                              230,000       52,296,250
---------------------------------------------------------------
EMC Corp.(a)                           420,000       37,406,250
===============================================================
                                                     89,702,500
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-14.43%

Ariba, Inc.(a)                         175,000       22,115,625
---------------------------------------------------------------
BEA Systems, Inc.(a)                   170,000       12,197,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

i2 Technologies, Inc.(a)               115,000   $   19,550,000
---------------------------------------------------------------
Oracle Corp.(a)                        800,000       26,400,000
---------------------------------------------------------------
Rational Software Corp.(a)             350,000       20,890,625
---------------------------------------------------------------
Siebel Systems, Inc.(a)                280,000       29,382,500
---------------------------------------------------------------
Software.com, Inc.(a)                  100,000       14,900,000
---------------------------------------------------------------
VERITAS Software Corp.(a)              610,000       86,019,531
---------------------------------------------------------------
Vitria Technology, Inc.(a)             650,000       17,468,750
===============================================================
                                                    248,924,531
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-1.26%

Waters Corp.(a)                        300,000       21,768,750
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-10.21%

Analog Devices, Inc.(a)                250,000       16,250,000
---------------------------------------------------------------
Celestica Inc. (Canada)(a)             500,000       35,937,500
---------------------------------------------------------------
Cirrus Logic, Inc.(a)                  325,000       14,015,625
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                              250,000       14,078,125
---------------------------------------------------------------
Intersil Holding Corp.(a)              400,000       19,175,000
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)           100,000       16,950,000
---------------------------------------------------------------
SDL, Inc.(a)                           130,000       33,702,500
---------------------------------------------------------------
TranSwitch Corp.(a)                    450,000       25,987,500
===============================================================
                                                    176,096,250
===============================================================

ENTERTAINMENT-1.87%

Time Warner Inc.                       425,000       32,261,750
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.97%

Broadcom Corp.-Class A(a)               75,000       16,678,125
===============================================================

FINANCIAL (DIVERSIFIED)-4.21%

American Express Co.                   465,000       27,900,000
---------------------------------------------------------------
Citigroup Inc.                         850,000       44,731,250
===============================================================
                                                     72,631,250
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-2.94%

Andrx Group(a)                          44,600        3,211,200
---------------------------------------------------------------
Genentech, Inc.(a)                     310,000       25,575,000
---------------------------------------------------------------
Shire Pharmaceuticals Group
  PLC-ADR (United Kingdom)(a)          350,000       22,006,250
===============================================================
                                                     50,792,450
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-6.41%

Allergan, Inc.                         225,000       18,914,063
---------------------------------------------------------------
Pfizer Inc.                          1,550,000       66,940,625
---------------------------------------------------------------
Pharmacia Corp.                        450,000       24,750,000
===============================================================
                                                    110,604,688
===============================================================

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.92%

Health Management Associates,
  Inc.-Class A(a)                      800,000   $   15,850,000
===============================================================

HEALTH CARE (MANAGED CARE)-2.17%

First Health Group Corp.(a)            400,000       15,600,000
---------------------------------------------------------------
UnitedHealth Group Inc.                200,000       21,875,000
===============================================================
                                                     37,475,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-3.49%

Medtronic, Inc.                        245,000       13,306,563
---------------------------------------------------------------
Novoste Corp.(a)                       350,000        8,837,500
---------------------------------------------------------------
PE Corp-PE Biosystems Group            325,000       38,025,000
===============================================================
                                                     60,169,063
===============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-0.70%

HEALTHSOUTH Corp.(a)                 1,000,000       12,000,000
===============================================================

INSURANCE (MULTI-LINE)-2.39%

American International Group, Inc.     420,000       41,160,000
===============================================================

INSURANCE BROKERS-0.83%

Marsh & McLennan Cos., Inc.            110,000       14,382,500
===============================================================

INVESTMENT BANKING/BROKERAGE-8.42%

Goldman Sachs Group, Inc. (The)        250,000       24,953,125
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              420,000       29,400,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       640,000       51,400,000
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         1,125,000       39,515,625
===============================================================
                                                    145,268,750
===============================================================

INVESTMENT MANAGEMENT-0.78%

Stilwell Financial, Inc.               300,000       13,443,750
===============================================================

                                                     MARKET
                                      SHARES         VALUE
LEISURE TIME (PRODUCTS)-0.70%

Harley-Davidson, Inc.                  250,000   $   12,046,875
===============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-0.42%

Tweeter Home Entertainment Group,
  Inc.(a)                              300,000        7,218,750
===============================================================

RETAIL (DEPARTMENT STORES)-0.55%

Kohl's Corp.(a)                        175,000        9,482,813
===============================================================

RETAIL (SPECIALTY-APPAREL)-1.09%

Abercrombie & Fitch Co.-Class A(a)     800,000       18,850,000
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.15%

China Mobile Ltd. (Hong Kong)(a)     1,600,000       10,257,725
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        200,000        9,625,000
===============================================================
                                                     19,882,725
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.57%

Corvis Corp.(a)                        150,000        9,843,750
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,355,898,674)                             1,639,147,753
===============================================================

MONEY MARKET FUNDS-5.35%

STIC Liquid Assets Portfolio(b)     46,162,850       46,162,850
---------------------------------------------------------------
STIC Prime Portfolio(b)             46,162,850       46,162,850
===============================================================
    Total Money Market Funds (Cost
      $92,325,700)                                   92,325,700
===============================================================
TOTAL INVESTMENTS-100.36% (Cost
  $1,448,224,374)                                 1,731,473,453
===============================================================
LIABILITIES LESS OTHER
  ASSETS-(0.36%)                                     (6,243,447)
===============================================================
NET ASSETS-100.00%                               $1,725,230,006
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $1,448,224,374)                              $1,731,473,453
-------------------------------------------------------------
Receivables for:
  Investments sold                                 14,794,899
-------------------------------------------------------------
  Fund shares sold                                 10,015,779
-------------------------------------------------------------
  Dividends                                           498,644
-------------------------------------------------------------
Investment for deferred compensation plan               9,953
=============================================================
    Total assets                                1,756,792,728
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            23,819,751
-------------------------------------------------------------
  Fund shares reacquired                            4,571,397
-------------------------------------------------------------
  Deferred compensation plan                            9,953
-------------------------------------------------------------
Accrued advisory fees                               1,243,824
-------------------------------------------------------------
Accrued administrative services fees                   13,071
-------------------------------------------------------------
Accrued distribution fees                           1,212,499
-------------------------------------------------------------
Accrued trustees' fees                                    799
-------------------------------------------------------------
Accrued transfer agent fees                           368,066
-------------------------------------------------------------
Accrued operating expenses                            323,362
=============================================================
    Total liabilities                              31,562,722
=============================================================
Net assets applicable to shares outstanding    $1,725,230,006
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  666,929,456
_____________________________________________________________
=============================================================
Class B                                        $  748,479,874
_____________________________________________________________
=============================================================
Class C                                        $  309,820,676
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            43,308,538
_____________________________________________________________
=============================================================
Class B                                            49,033,199
_____________________________________________________________
=============================================================
Class C                                            20,300,537
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        15.40
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.40 divided by
      94.50%)                                  $        16.30
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        15.26
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        15.26
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $40,978)                                     $   3,432,943
------------------------------------------------------------
Dividends from affiliated money market funds       3,694,098
------------------------------------------------------------
Interest                                              27,335
============================================================
    Total investment income                        7,154,376
============================================================

EXPENSES:

Advisory fees                                     10,757,633
------------------------------------------------------------
Administrative services fees                         142,614
------------------------------------------------------------
Custodian fees                                       153,696
------------------------------------------------------------
Distribution fees -- Class A                       1,761,595
------------------------------------------------------------
Distribution fees -- Class B                       5,500,548
------------------------------------------------------------
Distribution fees -- Class C                       2,122,364
------------------------------------------------------------
Transfer agent fees -- Class A                     1,009,494
------------------------------------------------------------
Transfer agent fees -- Class B                     1,226,657
------------------------------------------------------------
Transfer agent fees -- Class C                       473,301
------------------------------------------------------------
Trustees' fees                                         8,433
------------------------------------------------------------
Other                                                909,443
============================================================
    Total expenses                                24,065,778
============================================================
Less: Expenses paid indirectly                       (24,736)
============================================================
    Net expenses                                  24,041,042
============================================================
Net investment income (loss)                     (16,886,666)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (152,006,074)
------------------------------------------------------------
  Foreign currencies                                  31,086
============================================================
                                                (151,974,988)
============================================================
Change in net unrealized appreciation of
  investment securities                          243,388,002
============================================================
Net gain from investment securities and
  foreign currencies                              91,413,014
============================================================
Net increase in net assets resulting from
  operations                                   $  74,526,348
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000             1999
                                                              --------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (16,886,666)   $ (1,112,143)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (151,974,988)     (3,389,798)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            243,388,002      39,861,077
============================================================================================
    Net increase in net assets resulting from operations          74,526,348      35,359,136
============================================================================================
Share transactions-net:
  Class A                                                        467,782,934     148,625,216
--------------------------------------------------------------------------------------------
  Class B                                                        537,342,137     161,925,702
--------------------------------------------------------------------------------------------
  Class C                                                        252,670,086      46,998,447
============================================================================================
    Net increase in net assets                                 1,332,321,505     392,908,501
============================================================================================

NET ASSETS:

  Beginning of year                                              392,908,501              --
============================================================================================
  End of year                                                 $1,725,230,006    $392,908,501
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,597,415,192    $356,470,945
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (38,438)        (33,769)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (155,395,827)     (3,389,752)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           283,249,079      39,861,077
============================================================================================
                                                              $1,725,230,006    $392,908,501
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16 , 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $16,881,997, undistributed net realized gains decreased by $31,087 and paid in capital decreased by $16,850,910 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $147,966,009 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $142,614 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $1,416,730 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,761,595, $5,500,548 and $2,122,364, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,007,746 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $91,369 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $5,640 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $17,188 and reductions in custodian fees of $7,548 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $24,736.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $2,250,742,114 and $1,070,740,762, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $331,644,263
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (55,825,002)
==========================================================================
Net unrealized appreciation of investment securities          $275,819,261
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is $1,455,654,192.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2000 and the period June 7, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                          2000                           1999
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
                                                              ----------    --------------    ----------    ------------
Sold:
  Class A                                                     34,788,634    $  547,265,482    14,146,708    $155,933,583
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     37,284,984       583,389,114    14,828,511     163,946,584
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     17,532,275       276,260,624     4,372,731      48,262,483
========================================================================================================================
Reacquired:
  Class A                                                     (4,975,363)      (79,482,548)     (651,441)     (7,308,367)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,900,834)      (46,046,977)     (179,461)     (2,020,882)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,492,566)      (23,590,538)     (111,903)     (1,264,036)
========================================================================================================================
                                                              80,237,130    $1,257,795,157    32,405,145    $357,549,365
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              ------------------------------------
                                                                                    JUNE 7, 1999
                                                                                  (DATE OPERATIONS
                                                                 YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  12.14            $  10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.11)              (0.03)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.37                2.17
==================================================================================================
    Total from investment operations                                  3.26                2.14
==================================================================================================
Net asset value, end of period                                    $  15.40            $  12.14
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                      26.85%              21.40%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $666,929            $163,872
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                               1.50%(b)            1.60%(c)(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets          (0.93)%(b)          (1.00)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                 90%                 29%
__________________________________________________________________________________________________
==================================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average daily net assets of $503,312,753.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(d) Annualized.

                                                                            CLASS B
                                                              ------------------------------------
                                                                                    JUNE 7, 1999
                                                                                  (DATE OPERATIONS
                                                                 YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  12.11            $  10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.18)              (0.04)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.33                2.15
==================================================================================================
    Total from investment operations                                  3.15                2.11
==================================================================================================
Net asset value, end of period                                    $  15.26            $  12.11
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                      26.01%              21.10%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $748,480            $177,430
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                               2.17%(b)            2.24%(c)(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets          (1.60)%(b)          (1.64)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                 90%                 29%
__________________________________________________________________________________________________
==================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average daily net assets of $550,054,811.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d) Annualized.

                                                                            CLASS C
                                                              ------------------------------------
                                                                                    JUNE 7, 1999
                                                                                  (DATE OPERATIONS
                                                                 YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  12.11            $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.17)             (0.04)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              3.32               2.15
==================================================================================================
    Total from investment operations                                  3.15               2.11
==================================================================================================
Net asset value, end of period                                    $  15.26            $ 12.11
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                      26.01%             21.10%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $309,821            $51,605
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                               2.17%(b)           2.24%(c)(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets          (1.60)%(b)         (1.64)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                 90%                29%
__________________________________________________________________________________________________
==================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average daily net assets of $212,236,361.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Dent Demographics Trends Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets, and financial highlights for the one-year period then ended and the period June 7, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographics Trends Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the one-year period then ended and the period June 7, 1999 (date operations commenced) through October 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Dent Demographic Trends Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527          N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079          N/A    21,455,763
        Owen Daly II................................................  880,468,204          N/A    21,930,638
        Edward K. Dunn, Jr. ........................................  880,922,500          N/A    21,476,342
        Jack M. Fields..............................................  880,960,800          N/A    21,438,042
        Carl Frischling.............................................  880,836,332          N/A    21,562,510
        Robert H. Graham............................................  880,965,547          N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296          N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481          N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241          N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  610,634,359   17,637,580   274,126,903**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................   23,804,101      417,131    11,079,527**
(4)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................   33,769,691      228,182     1,302,886

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  771,237,475   25,045,711   214,550,642**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Equity Funds, Inc. as
        a Delaware business trust...................................  824,680,935   26,389,312   203,059,248**

---------------

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                   OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                                    Robert H. Graham                         11 Greenway Plaza
Chairman, President and Chief Executive Officer     Chairman and President                   Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                    Carol F. Relihan
Bruce L. Crockett                                   Senior Vice President and Secretary      INVESTMENT ADVISOR
Director
ACE Limited;                                        Gary T. Crum                             A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President                    11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                  Edgar M. Larsen                          Houston, TX 77046
                                                    Senior Vice President
Owen Daly II                                                                                 SUB-ADVISOR
Formerly Director                                   Dana R. Sutton
Cortland Trust Inc.                                 Vice President and Treasurer             H.S. Dent Advisors, Inc.
                                                                                             6515 Gwin Road
Albert R. Dowden                                    Melville B. Cox                          Oakland, CA 94611
Chairman of the Board of Directors,                 Vice President
The Cortland Trust and DHJ Media, Inc.; and                                                  TRANSFER AGENT
Director, Magellan Insurance Company,               Mary J. Benson
Formerly Director, President and                    Assistant Vice President and             A I M Fund Services, Inc.
Chief Executive Officer,                            Assistant Treasurer                      P.O. Box 4739
Volvo Group North America, Inc.; and                                                         Houston, TX 77210-4739
Senior Vice President, AB Volvo                     Sheri Morris
                                                    Assistant Vice President and             CUSTODIAN
Edward K. Dunn Jr.                                  Assistant Treasurer
Chairman, Mercantile Mortgage Corp.;                                                         State Street Bank and Trust Company
Formerly Vice Chairman and President,               Jim A. Coppedge                          225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and            Assistant Secretary                      Boston, MA 02110
President, Mercantile Bankshares
                                                    Renee A. Friedli                         COUNSEL TO THE FUND
Jack Fields                                         Assistant Secretary
Chief Executive Officer                                                                      Ballard Spahr
Twenty First Century, Inc.;                         P. Michelle Grace                        Andrews & Ingersoll, LLP
Formerly Member                                     Assistant Secretary                      1735 Market Street
of the U.S. House of Representatives                                                         Philadelphia, PA 19103
                                                    Nancy L. Martin
Carl Frischling                                     Assistant Secretary                      COUNSEL TO THE TRUSTEES
Partner
Kramer, Levin, Naftalis & Frankel LLP               Ofelia M. Mayo                           Kramer, Levin, Naftalis & Frankel LLP
                                                    Assistant Secretary                      919 Third Avenue
Prema Mathai-Davis                                                                           New York, NY 10022
Formerly Chief Executive Officer,                   Lisa A. Moss
YWCA of the U.S.A.; Commissioner,                   Assistant Secretary                      DISTRIBUTOR
New York City Dept. for the Aging;
and member of the Board of Directors,               Kathleen J. Pflueger                     A I M Distributors, Inc.
Metropolitan Transportation Authority of            Assistant Secretary                      11 Greenway Plaza
New York State                                                                               Suite 100
                                                                                             Houston, TX 77046
Lewis F. Pennock
Partner                                                                                      AUDITORS
Pennock & Cooper
                                                                                             KPMG LLP
Louis S. Sklar                                                                               700 Louisiana
Executive Vice President                                                                     Houston, TX 77002
Hines Interests
Limited Partnership

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                         EQUITY FUNDS                                             A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry
DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS              since 1976 and managed approximately
                                                                                  $183 billion in assets for more than
        MORE AGGRESSIVE                           MORE AGGRESSIVE                 eight million shareholders, including
                                                                                  individual investors, corporate clients
AIM Small Cap Opportunities(1)     AIM Latin American Growth                      and financial institutions, as of
AIM Mid Cap Opportunities(2)       AIM Developing Markets                         September 30, 2000.
AIM Large Cap Opportunities(3)     AIM European Small Company                         The AIM Family of Funds--Registered
AIM Emerging Growth                AIM Asian Growth                               Trademark-- is distributed nationwide,
AIM Small Cap Growth(4)            AIM Japan Growth                               and AIM today is the eighth-largest
AIM Aggressive Growth              AIM International Emerging Growth              mutual fund complex in the United
AIM Mid Cap Growth                 AIM European Development                       States in assets under management,
AIM Small Cap Equity               AIM Euroland Growth                            according to Strategic Insight, an
AIM Capital Development            AIM Global Aggressive Growth                   independent mutual fund monitor.
AIM Constellation                  AIM International Equity                           AIM is a subsidiary of AMVESCAP PLC,
AIM Dent Demographic Trends        AIM Advisor International Value                one of the world's largest independent
AIM Select Growth                  AIM Global Trends                              financial services companies with $414
AIM Large Cap Growth               AIM Global Growth                              billion in assets under management as of
AIM Weingarten                                                                    September 30, 2000.
AIM Mid Cap Equity                               MORE CONSERVATIVE
AIM Value II
AIM Charter                        SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                     MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value          AIM New Technology
AIM Balanced                       AIM Global Telecommunications and Technology
AIM Advisor Flex                   AIM Global Resources
                                   AIM Global Financial Services
       MORE CONSERVATIVE           AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Global Infrastructure
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                                 MORE CONSERVATIVE

                      FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS         TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                      MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                DDT-AR-1